UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
IKENA ONCOLOGY, INC.
(Name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

IKENA ONCOLOGY, INC.
645 Summer Street, Suite 101
Boston, MA 02210

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To be held October 11, 2023
Notice is hereby given that a special meeting of stockholders (the “Special Meeting”) of Ikena Oncology, Inc. (the “Company”), will be held virtually on October 11, 2023 at 9:00 a.m. Eastern Time. You may attend the Special Meeting virtually, via the Internet at www.virtualshareholdermeeting.com/IKNA2023SM, where you will be able to vote electronically and submit questions. In order to attend the Special Meeting online, vote electronically and submit questions, you must register in advance at www.virtualshareholdermeeting.com/IKNA2023SM using the control number located in the box in the upper right-hand corner of your proxy card or in the body of the e-mail notification you received. The purpose of the Special Meeting is the following:
1.
To approve, in accordance with Nasdaq Listing Rule 5635(a), the issuance of the Company’s common stock, par value $0.001 per share (“Common Stock”), upon conversion of the Company’s Series A Non-Voting Convertible Preferred Stock, par value $0.001 per share (the “Conversion Proposal” or “Proposal No. 1”); and

2.	To approve the adjournment or postponement of the Special Meeting, if necessary, to continue to solicit votes for Proposal No. 1 (the “Adjournment Proposal” or “Proposal No. 2”).
Only Company stockholders of record at the close of business on September 7, 2023, will be entitled to vote at the Special Meeting and any adjournment or postponement thereof.
Your vote is important. Whether or not you are able to attend the Special Meeting, it is important that your shares be represented. It is important that you retain a copy of the control number found on the proxy card, voting instruction form or Notice, as such number will be required in order for stockholders to gain access to the virtual meeting. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to virtually attend the Special Meeting, by submitting your proxy via the Internet at the address listed on the proxy card or by signing, dating and returning the proxy card.
Please see the “Questions and Answers about the Special Meeting” section of the proxy statement that accompanies this notice for more details regarding the logistics of the virtual Special Meeting, including the ability of stockholders to submit questions during the Special Meeting, and technical details and support related to accessing the virtual platform.
Thank you for your ongoing support and continued interest in Ikena Oncology, Inc.
By order of the Board of Directors,

Mark Manfredi, Ph.D. President and Chief Executive Officer
Boston, Massachusetts
September 25, 2023

Important Notice Regarding the Availability of Proxy Materials for the
Special Stockholders Meeting to Be Held on October 11, 2023:
In accordance with the rules of the Securities and Exchange Commission, we have opted to provide our materials pursuant to the “full set delivery option” in connection with the Special Meeting. Under the full set delivery option, a company delivers paper copies of all proxy materials to each stockholder. The approximate date on which the materials are intended to be first sent or given to the Company’s stockholders is September 25, 2023. Accordingly, you should have received our proxy materials by mail. This proxy statement is available at www.proxyvote.com.

i

IKENA ONCOLOGY, INC.
645 Summer Street, Suite 101
Boston, MA 02210
PROXY STATEMENT
SPECIAL MEETING OF STOCKHOLDERS

To Be Held on October 11, 2023

INFORMATION CONCERNING SOLICITATION AND VOTING
This proxy statement contains information about the special meeting of stockholders (the “Special Meeting”) of Ikena Oncology, Inc. (the “Company”), which will be held virtually, at www.virtualshareholdermeeting.com/IKNA2023SM on October 11, 2023 at 9:00 a.m. Eastern Time. The Special Meeting will be held virtually, both to increase accessibility and encourage participation from our stockholders. The board of directors of the Company (the “Board of Directors”) is using this proxy statement to solicit proxies for use at the Special Meeting. In this proxy statement, the terms “Ikena,” “the Company,” “we,” “us,” and “our” refer to Ikena Oncology, Inc. The mailing address of our principal executive offices is Ikena Oncology, Inc., 645 Summer Street, Suite 101, Boston, MA 02210.
All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our Board of Directors with respect to each of the matters set forth in the accompanying Notice of Meeting. You may revoke your proxy at any time before it is exercised at the meeting by giving our corporate secretary written notice to that effect.
At the Special Meeting:
1.
Ikena will ask its stockholders to approve, in accordance with Nasdaq Listing Rule 5635(a), the issuance of the Company’s common stock, par value $0.001 per share (the “Common Stock”), upon conversion of the Company’s Series A Non-Voting Convertible Preferred Stock, par value $0.001 per share (“Series A Preferred Stock”), issued in August 2023 (the “Conversion Proposal” or “Proposal No. 1”); and

2.
Ikena will ask its stockholders to approve the adjournment or postponement of the Special Meeting, if necessary, to continue to solicit votes for Proposal No. 1 (the “Adjournment Proposal” or “Proposal No. 2”).

After careful consideration, the Board of Directors has approved the proposals referred to above, and has determined that they are advisable, fair and in the best interests of Ikena’s stockholders. Accordingly, the Board of Directors recommends that stockholders vote “FOR” each of the proposals set forth above.
Your vote is important. Whether or not you expect to virtually attend the Special Meeting, please complete, date, sign and promptly return the accompanying proxy card in the enclosed postage paid envelope to ensure that your shares will be represented and voted at the Special Meeting. If you hold your shares in “street name” through a broker, you should follow the procedures provided by your broker.
This proxy statement is dated September 25, 2023 and is first being mailed to stockholders on or about September 25, 2023.

OVERVIEW

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
The following section provides answers to frequently asked questions about the Special Meeting. This section, however, only provides summary information. These questions and answers may not address all issues that may be important to you as a stockholder. You should carefully read this entire proxy statement, including each of the annexes.
Why are you holding a virtual Special Meeting?
The Special Meeting will be held virtually, both to increase accessibility and encourage participation from our stockholders. We have implemented the virtual format in order to facilitate stockholder attendance at the Special Meeting. We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, the virtual format allows stockholders to communicate with us during the Special Meeting so they can ask questions of our Board of Directors or management.
How do I attend and participate in the Special Meeting online?
To attend and participate in the Special Meeting, stockholders will need to access the live audio webcast of the meeting. To do so, stockholders of record will need to visit at www.virtualshareholdermeeting.com/IKNA2023SM and use their control number provided in the proxy card to preregister to this website, and beneficial owners of shares held in street name will need to follow the same instructions. Registration will open 15 minutes prior to the meeting.
The live audio webcast of the Special Meeting will begin promptly at 9:00 a.m. Eastern Time.
How can I get help if I have trouble checking in or listening to the meeting online?
There will be a support number available on the login page of the virtual meeting 15 minutes before the meeting begins for any shareholders having technical difficulties. The technical support line will not be able to provide control numbers, but will be able to assist with any technical issues.
When are this proxy statement and the accompanying materials scheduled to be sent to stockholders?
On or about September 25, 2023, we will begin mailing our proxy materials, including the Notice of the Special Meeting, this proxy statement and the accompanying proxy card or, for shares held in street name (i.e., held for your account by a broker or other nominee), a voting instruction form.
Who is soliciting my vote?
The Board of Directors is soliciting your vote for the Special Meeting.
When is the record date for the Special Meeting?
The record date for determination of stockholders entitled to vote at the Special Meeting is the close of business on September 7, 2023.
How many votes can be cast by all stockholders?
There were 37,464,898 shares of our voting Common Stock outstanding on September 7, 2023, all of which are entitled to vote with respect to all matters to be acted upon at the Special Meeting. Each stockholder of record is entitled to one vote for each share of our voting Common Stock held by such stockholder. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or vote on your own behalf at our virtual Special Meeting. 4,153,439 of our shares of Series A Preferred Stock were outstanding as of September 7, 2023. As of September 7, 2023, there were 6,368,586 shares of non-voting Common Stock outstanding. The shares of Series A Preferred Stock and non-voting Common Stock are not entitled to vote on the proposals presented at the Special Meeting.
Of the shares of our voting Common Stock issued and outstanding and entitled to vote, 1,647,350 shares of our voting Common Stock were issued in the Acquisition (as described in “Proposal No. 1 – General – Pionyr

Acquisition Agreement” below) and are not entitled to vote on Proposal No. 1 for purposes of the listing rules of the Nasdaq Stock Market. The Company anticipates that these 1,647,350 shares of voting Common Stock will be voted in favor of Proposal No. 1 for purposes of adopting the proposal under Delaware law. However, to comply with Nasdaq rules, the Company will instruct the inspector of elections to conduct a separate tabulation that subtracts 1,647,350 shares from the total number of shares voted in favor of Proposal No. 1 to determine whether that proposal has been adopted in accordance with applicable Nasdaq rules.
Who is entitled to vote?
Registered Stockholders. If shares of our voting Common Stock are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or vote on your own behalf at our virtual Special Meeting. Throughout this proxy statement, we refer to these registered stockholders as “stockholders of record.”
Street Name Stockholders. If shares of our voting Common Stock are held on your behalf in a brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares that are held in “street name,” and the proxy materials were forwarded to you by your broker or nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares. Beneficial owners are also invited to attend our virtual Annual Meeting. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of our voting Common Stock on your own behalf at the Special Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Note you should also be receiving a voting instruction form for you to use from your broker. Throughout this proxy statement, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”
How do I vote?
If you are a stockholder of record, there are four ways to vote:
•
By Internet. You may vote at www.ProxyVote.com, 24 hours a day, seven days a week. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. You will need the control number included on your proxy card.

•	During the Special Meeting. You may vote during the Special Meeting by going to www.virtualshareholdermeeting.com/IKNA2023SM. You will need the control number included on your proxy card.
•
By Telephone. You may vote using a touch-tone telephone by calling 1-800-690-6903, 24 hours a day, seven days a week. Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. You will need the control number included on your proxy card.

•
By Mail. You may vote by completing and mailing your proxy card. Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Even if you plan to participate in our virtual Special Meeting, we recommend that you also vote by proxy so that your vote will be counted if you later decide not to participate in the Special Meeting.
If you are a street name stockholder, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee on how to vote your shares. Street name stockholders should generally be able to vote by returning an instruction card, or by telephone or on the Internet. However, the availability of telephone and Internet voting will depend on the voting process of your broker, bank or other nominee. As discussed above, if you are a street name stockholder, you may not vote your shares on your own behalf at the Special Meeting unless you obtain a legal proxy from your broker, bank or other nominee.

By Proxy
If you will not be attending the Special Meeting, you may vote by proxy. You can vote by proxy over the Internet by following the instructions provided on the enclosed proxy card. Proxies submitted by mail must be received before the start of the Special Meeting.
If you complete and submit your proxy before the Special Meeting, the persons named as proxies will vote the shares represented by your proxy in accordance with your instructions. If you submit a proxy without giving voting instructions, your shares will be voted in the manner recommended by the Board of Directors on all matters presented in this proxy statement, and as the persons named as proxies may determine in their discretion with respect to any other matters properly presented at the Special Meeting. You may also authorize another person or persons to act for you as proxy in a writing, signed by you or your authorized representative, specifying the details of those proxies’ authority. The original writing must be given to each of the named proxies, although it may be sent to them by electronic transmission if, from that transmission, it can be determined that the transmission was authorized by you.
If any other matters are properly presented for consideration at the Special Meeting, including, among other things, consideration of a motion to adjourn the Special Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in your proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Special Meeting.
How do I change my vote?
If you are a stockholder of record, you may revoke your proxy and change your vote at any time before the vote is taken at the Special Meeting. To do so, you must do one of the following:
1.	Vote over the Internet or by telephone as instructed above. Only your latest Internet or telephone vote is counted.
2.	Sign and return a new proxy card. Only your latest dated and timely received proxy card will be counted.
3.	Attend the Special Meeting and vote as instructed above. Attending the Special Meeting will not alone revoke your Internet or telephone vote or proxy card submitted by mail, as the case may be.
If your shares are held in “street name,” you may submit new voting instructions by contacting your broker or other nominee. If you hold your shares in street name and wish to vote at the meeting, you will need to obtain a “legal proxy” from your broker or other nominee in order to vote at the Special Meeting.
How is a quorum reached?
Our Amended and Restated Bylaws (“bylaws”) provide that a majority of the shares entitled to vote, present at the Special Meeting or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.
Under the Delaware General Corporation Law, shares that are voted “abstain” or “withheld” and broker “non-votes” are counted as present for purposes of determining whether a quorum is present at the Annual Meeting. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.
What proposals will be voted on at the Special Meeting?
There are two proposals scheduled to be voted on at the meeting:
•	Proposal No. 1 – Approval of the issuance of shares of Common Stock upon conversion of the Series A Preferred Stock.
•	Proposal No. 2 – Approval, if necessary, of the adjournment or postponement of the Special Meeting to continue to solicit votes for Proposal No. 1.
What vote is required to approve each item at the Special Meeting?
You may vote “for,” “against” or “abstain” on each of the proposals being placed before our stockholders. Under our bylaws, any proposal other than an election of directors is decided by a majority of the votes properly cast for and against such proposal, except where a larger vote is required by law or by our Fifth Amended and Restated Certificate of Incorporation (“certificate of incorporation”), or bylaws.
•
Proposal No. 1 – The affirmative vote of the holders of shares of voting Common Stock representing a majority of the votes cast on the matter is required for the approval of the Conversion Proposal, subject to the separate tabulation of votes described in “How many votes can be cast by all stockholders?” set forth above. Broker non-votes (if any) and abstentions will not be counted as votes cast on the matter and will have no effect on the outcome of this proposal.

•
Proposal No. 2 – If a quorum is present at the Special Meeting, the affirmative vote of the holders of shares of voting Common Stock representing a majority of the votes cast on the matter is required for the approval of the Adjournment Proposal. If a quorum is not present at the Special Meeting, the affirmative vote of the holders of a majority of the shares of voting Common Stock present at the Special Meeting or represented by proxy is required for the approval of the Adjournment Proposal.

Do I Have Appraisal Rights?
Our stockholders are not entitled to dissenters’ or appraisal rights under the General Corporation Law of the State of Delaware with respect to any of the proposals being voted on.
How is the vote counted?
Under our bylaws, any proposal other than an election of directors is decided by a majority of the votes properly cast for and against such proposal, except where a larger vote is required by law or by our certificate of incorporation or bylaws. Abstentions and broker “non-votes” are not included in the tabulation of the voting results on any such proposal and, therefore, do not have an impact on such proposals. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item, and has not received instructions from the beneficial owner.
If your shares are held in “street name” by a brokerage firm, your brokerage firm is required to vote your shares according to your instructions. If you do not give instructions to your brokerage firm, the brokerage firm will still be able to vote your shares with respect to certain “discretionary” items, but will not be allowed to vote your shares with respect to “non-discretionary” items. Proposals No. 1 and No. 2 are “non-discretionary” items. If you do not instruct your broker how to vote with respect to the proposals, your broker may not vote for the proposals, and those votes will be counted as broker “non-votes.”
Who will count the vote?
The votes will be counted, tabulated and certified by an Inspector of Elections appointed by the Board of Directors.
How does the Board of Directors recommend that I vote on the proposals?
Our Board of Directors recommends that you vote:
•	Proposal No. 1 – FOR the approval of the Conversion Proposal.
•	Proposal No. 2 – FOR the approval of the Adjournment Proposal.
Who pays the cost for soliciting proxies?
We are making this solicitation and will bear the cost of soliciting proxies, including the printing, mailing and filing of this proxy statement, the proxy card and any additional information furnished to stockholders. You will need to obtain your own internet access if you choose to access the proxy materials and/or vote over the Internet. Ikena may use the services of its directors, officers and other employees to solicit proxies from Ikena’s stockholders without additional compensation.
How can I know the voting results?
We plan to announce preliminary voting results at the Special Meeting and will report the final results in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission (the “SEC”) within four business days following the Special Meeting.

Who can provide me with additional information and help answer my questions?
If you would like additional copies, without charge, of this proxy statement or if you have questions about the proposals being considered at the Special Meeting, including the procedures for voting your shares, you should send a written or oral request to Ikena Oncology, Inc., 645 Summer Street, Suite 101, Boston, Massachusetts 02210, Attention: Corporate Secretary, telephone 857-273-8342.

CAUTIONARY INFORMATION REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement, and the documents incorporated by reference into this proxy statement, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding stockholder approval of the conversion rights of the Series A Preferred Stock. The use of words such as, but not limited to, “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” and similar words expressions are intended to identify forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, our clinical results and other future conditions. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. We may not actually achieve the forecasts disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Such forward-looking statements are subject to a number of material risks and uncertainties including but not limited to those set forth under the caption “Risk Factors” in this Proxy Statement and in Ikena’s most recent Quarterly Report on Form 10-Q filed with the SEC, as well as discussions of potential risks, uncertainties, and other important factors in our subsequent filings with the SEC. Any forward-looking statement speaks only as of the date on which it was made. Neither we, nor our affiliates, advisors or representatives, undertake any obligation to publicly update or revise any forward-looking statement, whether as result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date hereof.

DESCRIPTION AND BACKGROUND OF THE TRANSACTION
Acquisition of Pionyr
As previously announced in a Form 8-K filed by the Company with the SEC on August 7, 2023, on August 4, 2023, we acquired Pionyr Immunotherapeutics, Inc., a Delaware corporation (“Pionyr”), pursuant to an Agreement and Plan of Merger, dated August 4, 2023 by and among the Company, Portsmouth Merger Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub I”), Portsmouth Merger Sub II, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Merger Sub II”), Pionyr, and Fortis Advisors LLC, as securityholder agent (the “Pionyr Acquisition Agreement”). Pursuant to the Pionyr Acquisition Agreement, Merger Sub I merged with and into Pionyr, after which Pionyr was the surviving corporation and became a wholly owned subsidiary of the Company (the “First Merger”). Immediately after the First Merger, Pionyr merged with and into Merger Sub II, after which Merger Sub II was the surviving entity (collectively with the First Merger, the “Acquisition”). The Acquisition is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes.
Under the terms of the Pionyr Acquisition Agreement, at the closing, we issued to the stockholders of Pionyr 1,800,652 shares of our Common Stock (including 153,121 shares of our non-voting Common Stock), equal to approximately 4.6% of the outstanding voting power of our Common Stock immediately prior to the Acquisition, and 4,153,439 shares of Series A Preferred Stock, which was a newly designated series of preferred stock that is intended to have economic rights equivalent to the Company’s Common Stock, but with only limited voting rights. The rights of the Series A Preferred Stock are set forth in a Certificate of Designation of Preferences, Rights and Limitations that the Company filed with the Secretary of State of the State of Delaware (the “Certificate of Designation”). Please see “Description of the Series A Preferred Stock” under Proposal No. 1 for a description of the Certificate of Designation and the rights of the Series A Preferred Stock. Each stockholder of Pionyr at the time of closing also received one contractual contingent value right (“CVR”) for each share of Pionyr stock held at closing. The CVR entitles the holder to receive 50% of net proceeds, outside of royalties, for any potential monetization of Pionyr legacy programs within two years.
In connection with the execution of the Pionyr Acquisition Agreement, we and Pionyr entered into stockholder support agreements (the “Support Agreements”) with holders representing 28.97% of our outstanding voting Common Stock. The Support Agreements provide that, among other things, each of the stockholders has agreed to vote or cause to be voted all of the shares of voting Common Stock owned by such stockholder in favor of Proposal No. 1 at the Special Meeting. Concurrently and in connection with the execution of the Pionyr Acquisition Agreement, certain Pionyr stockholders as of immediately prior to the Acquisition entered into lock-up agreements with us and Pionyr, pursuant to which each stockholder will be subject to a one hundred and twenty (120) day lockup on the sale or transfer of shares of our Common Stock or Series A Preferred Stock issued to such stockholders pursuant to the Pionyr Acquisition Agreement.
In connection with the Acquisition, we and the Rights Agent (as defined therein) entered into a contingent value rights agreement (the “CVR Agreement”), pursuant to which stockholders of Pionyr as of immediately prior to the effective time of the First Merger shall be entitled to one contractual CVR issued by us, subject to and in accordance with the terms and conditions of the CVR Agreement, for each share of our Common Stock. Each CVR shall entitle the holder thereof to receive certain cash and/or stock payments from 50% of the net proceeds, if any, related to the disposition of Pionyr’s legacy assets within two years following the Closing Date (as defined in the Pionyr Acquisition Agreement). The CVRs are not transferable, except in certain limited circumstances as provided in the CVR Agreement, will not be certificated or evidenced by any instrument, and will not be registered with the SEC or listed for trading on any exchange.
Conversion of Preferred Stock
Subject to stockholder approval of Proposal No. 1, each share of Series A Preferred Stock will be convertible into one share of voting Common Stock, provided, however, that if such stockholder already holds shares of the Company’s non-voting Common Stock prior to the conversion, such holder shall receive shares of non-voting Common Stock in lieu of shares of voting Common Stock to the extent the issuance of shares of voting Common Stock to such holder would result in such holder, when aggregated with its affiliates for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), beneficially owning more than 9.99% of our voting Common Stock (the “Non-Voting Beneficial Ownership Limitation”). If stockholders have not approved the conversion of the Series A Preferred Stock into Common Stock by February 4, 2024 (six (6) months from the closing of the Acquisition), then, upon any attempted conversion, holders of Series A Preferred Stock may thereafter require us to repurchase the Series A Preferred Stock at the then-current fair value of the underlying Common Stock.

PROPOSALS
PROPOSAL NO. 1:
APPROVAL OF CONVERSION PROPOSAL
Overview
As described above, we issued 4,153,439 shares of Series A Preferred Stock in the Acquisition. The Series A Preferred Stock is intended to have rights that are generally equivalent to Common Stock, provided that the Series A Preferred Stock does not have the right to vote on most matters (including the election of directors). 4,153,439 shares of Common Stock are issuable upon conversion of the above-described Series A Preferred Stock, assuming the approval of the Proposal No. 1 and subject to certain limitations, including the Non-Voting Beneficial Ownership Limitation (as defined below).
Subject to stockholder approval, each share of Series A Preferred Stock is convertible into one share of Common Stock (subject to the Non-Voting Beneficial Ownership Limitation). This Proposal No. 1 would provide the necessary approval to permit such conversion. In the event that the stockholders do not elect to permit conversion of the Series A Preferred Stock, then the holders of the Series A Preferred Stock may, commencing in February 2024, elect to have such shares redeemed by the Company at the then-current fair value.
Description of Series A Preferred Stock
Conversion. Subject to stockholder approval of this Proposal No. 1, the Series A Preferred Stock is convertible into voting Common Stock at rate of one share of voting Common Stock for every one share of Series A Preferred Stock that is converted; provided, however, that if a stockholder already holds shares of non-voting Common Stock prior to the conversion, such holder shall receive shares of non-voting Common Stock upon the conversion in lieu of shares of voting Common Stock to the extent the issuance of shares of voting Common Stock to such holder would result in such holder, when aggregated with affiliates with whom such holder is required to aggregate beneficial ownership for purposes of Section 13(d) of the Exchange Act, beneficially owning (for purposes of Section 13(d) of the Exchange Act) more than 9.99% of our voting Common Stock (the “Non-Voting Beneficial Ownership Limitation”). Following stockholder approval of this Proposal No. 1, effective automatically at 5:00 p.m. (Eastern time) on the third business day after the date on which such stockholder approval is received, each share of Series A Preferred Stock shall convert into approximately one share of voting Common Stock, subject to the Non-Voting Beneficial Ownership Limitation.
Voting Rights. Except as otherwise required by law, the Series A Preferred Stock does not have voting rights. However, as long as any shares of Series A Preferred Stock are outstanding, the Company will not, without the affirmative vote of the holders of a majority of the then outstanding shares of the Series A Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to the Series A Preferred Stock, (b) alter or amend the Certificate of Designation, (c) amend or repeal any provision of, or add any provision to, our certificate of incorporation or bylaws, or file any articles of amendment, certificate of designations, preferences, limitations and relative rights of any series of preferred stock if such action would adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of, the Series A Preferred Stock, (d) issue further shares of Series A Preferred Stock or increase or decrease (other than by conversion) the number of authorized shares of Series A Preferred Stock, (e) prior to the stockholder approval of the Conversion Proposal or at any time while at least 30% of the originally issued Series A Preferred Stock remains issued and outstanding, consummate a Fundamental Transaction (as defined in the Certificate of Designation) or any merger or consolidation of the Company with or into another entity or any stock sale to, or other business combination in which the stockholders of the Company immediately before such transaction do not hold at least a majority of the capital stock of the Company immediately after such transaction, (f) authorize or issue any class or series of stock that has powers, preferences or rights that are senior to those of the Series A Non-Voting Preferred Stock or (g) enter into any agreement with respect to any of the foregoing.
Dividends. Holders of Series A Preferred Stock are entitled to receive dividends on shares of Series A Preferred Stock equal, on an as-if-converted-to-Common-Stock basis and without regard to the Non-Voting Beneficial Ownership Limitation, equal to and in the same form as dividends actually paid on shares of Common Stock.
Liquidation and Dissolution. The Series A Preferred Stock ranks (i) senior to any class or series of capital stock of the Company created after the date of the Acquisition specifically ranking by its terms junior to any Series A Preferred Stock and (ii) on parity with Common Stock upon any liquidation, dissolution or winding-up of the Company.

Reasons for Stockholder Approval
The Company’s Common Stock is listed on the Nasdaq Global Market, and, as such, the Company is subject to the applicable rules of the Nasdaq Stock Market LLC, including Nasdaq Listing Rule 5635(a)(2), which requires stockholder approval for any increase in shares of Common Stock or voting power above 5% in connection with the acquisition of another company if a Substantial Shareholder (as defined by Nasdaq Listing Rule 5635(e)(3)) of the Nasdaq-listed company is also a Substantial Shareholder in the acquired company. Accordingly, certain funds affiliated with OrbiMed Advisors LLC (“OrbiMed”), are a Substantial Shareholder of the Company and had a 5% or greater interest in Pionyr. Thus, in order to permit the issuance of voting Common Stock upon conversion of the Series A Preferred Stock, the Company must first obtain stockholder approval of this issuance.
Beneficial Ownership Limitations
The Company is not seeking stockholder approval of a potential “change in control” under Nasdaq Listing Rule 5635(b), which generally prohibits Nasdaq-listed companies from issuing common stock to a stockholder in a transaction that would cause the holder to beneficially own more than 20% of the then-outstanding Common Stock (subject to certain exceptions). Assuming that Proposal No. 1 is approved, the Series A Preferred Stock will continue to have the Non-Voting Beneficial Ownership Limitation that would prevent an existing stockholder holding non-voting Common Stock from converting their shares of Series A Preferred Stock if, as a result of such conversion, they would beneficially own a number of shares above 9.99%. The transaction will not cause any holder to beneficially own more than 20% of the then-outstanding voting Common Stock of the Company.
Interests of Certain Parties
As noted above, certain funds affiliated with OrbiMed are a Substantial Shareholder of the Company and held a 5% or greater interest in Pionyr. In connection with the Acquisition, this OrbiMed-affiliated entity received the same consideration received by other holders of other Pionyr securities, subject to receiving non-voting Common Stock, at its election, upon the closing of the Acquisition in lieu of voting Common Stock.
Vote Required; Recommendation of Board of Directors
Stockholder approval of this Proposal No. 1 requires a “FOR” vote from the holders of a majority of votes properly cast at the Special Meeting (subject to the separate tabulation of votes described in “How many votes can be cast by all stockholders?” set forth above).
THE BOARD OF DIRECTORS RECOMMENDS THAT IKENA’S STOCKHOLDERS VOTE “FOR”
THE APPROVAL OF, UNDER APPLICABLE NASDAQ LISTING RULES, THE ISSUANCE OF
SHARES OF COMMON STOCK UPON CONVERSION OF THE SERIES A PREFERRED STOCK.

PROPOSAL NO. 2:
APPROVAL OF ADJOURNMENT OF THE SPECIAL MEETING
General
If the Company fails to receive a sufficient number of votes to approve Proposal No. 1, the Company may propose to adjourn or postpone the Special Meeting. The Company currently does not intend to propose adjournment or postponement at the Special Meeting if there are sufficient votes to approve Proposal No. 1.
Vote Required; Recommendation of Board of Directors
The affirmative vote of the holders of a majority of the votes properly cast at the Special Meeting is required for approval of Proposal No. 2 (for the purpose of soliciting additional proxies to approve Proposal No. 1), if a quorum is present at the Special Meeting. If a quorum is not present at the Special Meeting, the affirmative vote of the stockholders holding a majority of the voting power present in person or by proxy at the Special Meeting is required for approval of Proposal No. 2.
THE BOARD OF DIRECTORS RECOMMENDS THAT IKENA’S STOCKHOLDERS VOTE “FOR”
PROPOSAL NO. 2 TO ADJOURN THE SPECIAL MEETING, IF NECESSARY,
TO SOLICIT ADDITIONAL PROXIES.

OTHER INFORMATION

DESCRIPTION OF CAPITAL STOCK
General
Our authorized capital stock consists of 150,000,000 shares of Common Stock, par value $0.001 per share, including 8,000,000 shares of non-voting Common Stock, par value $0.001 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share, including 5,000,000 shares of Series A Preferred Stock, par value $0.01 per share. The following description of our capital stock and provisions of our certificate of incorporation and bylaws are summaries and are qualified by reference to our certificate of incorporation and our bylaws, in each case, as amended and supplemented.
Common Stock and Non-Voting Common Stock
As of September 7, 2023, we had outstanding 37,464,898 shares of voting Common Stock, held of record by 15 stockholders, and 6,368,586 shares of non-voting Common Stock, held of record by 3 stockholders.
The holders of our voting Common Stock and non-voting Common Stock have identical rights subject to two exceptions. First, except as otherwise expressly provided in our certificate of incorporation or as required by applicable law, on any matter that is submitted to a vote by our stockholders, holders of our voting Common Stock are entitled to one vote per share of voting Common Stock, and holders of our non-voting Common Stock are not entitled to any votes per share of non-voting Common Stock, including for the election of directors. Second, holders of our voting Common Stock have no conversion rights, while holders of our non-voting Common Stock shall have the right to convert each share of our non-voting Common Stock into one share of voting Common Stock at such holder’s election, provided that as a result of such conversion, such holder, together with its affiliates and any members of a Schedule 13(d) group with such holder, would not beneficially own in excess of 9.99% of our voting Common Stock immediately prior to and following such conversion, unless otherwise expressly provided for in our certificate of incorporation. However, this ownership limitation may be increased or decreased to any other percentage designated by such holder of non-voting Common Stock upon 61 days’ notice to us.
Except as otherwise provided by law, our certificate of incorporation or our bylaws, in all matters other than the election of directors, the affirmative vote of the majority of the shares present in person or represented by proxy at a meeting at which a quorum is present and entitled to vote on the subject matter shall be the act of the stockholders. Directors shall be elected by a plurality of the shares present in person or represented by proxy at a meeting at which a quorum is present and entitled to vote on the election of directors.
Holders of our voting Common Stock and non-voting Common Stock are entitled to receive ratably any dividends declared by our Board of Directors out of funds legally available for that purpose, subject to any preferential dividend rights of any outstanding preferred stock. Our voting Common Stock and non-voting Common Stock have no preemptive rights or other subscription rights or redemption or sinking fund provisions.
In the event of our liquidation, dissolution or winding up, holders of our voting Common Stock and non-voting Common Stock will be entitled to share ratably in all assets remaining after payment of all debts and other liabilities and any liquidation preference of any outstanding preferred stock. Holders of shares of our voting Common Stock and non-voting Common Stock are not required to make additional capital contributions. The shares to be issued by us pursuant to the Pionyr Acquisition Agreement will be, when issued and paid for, validly issued, fully paid and non-assessable. Following stockholder approval of Proposal No. 1, each share of Series A Preferred Stock is automatically convertible into one (1) share of our voting Common Stock, provided, however, that if a holder of Series A Preferred Stock was a holder of our non-voting Common Stock prior to the conversion, such holder would receive non-voting Common Stock in lieu of voting Common Stock to the extent the issuance of voting Common Stock to such holder would result in such holder, when aggregated with affiliates with whom such holder is required to aggregate beneficial ownership for purposes of Section 13(d) of the Exchange Act, beneficially owning (for purposes of Section 13(d) of the Exchange Act) more than 9.99% of our voting Common Stock.
Preferred Stock
As of September 7, 2023, we had outstanding 4,153,439 shares of preferred stock, including 4,153,439 shares of Series A Preferred Stock.

Our Board of Directors will have the authority, without further action by our stockholders, to issue up to     shares of preferred stock in one or more series and to fix the rights, preferences, privileges and restrictions thereof.
These rights, preferences and privileges could include dividend rights, conversion rights, voting rights, terms of redemption, liquidation preferences, sinking fund terms and the number of shares constituting, or the designation of, such series, any or all of which may be greater than the rights of Common Stock. The issuance of our preferred stock could adversely affect the voting power of holders of voting Common Stock and the likelihood that such holders will receive dividend payments and payments upon our liquidation. In addition, the issuance of preferred stock could have the effect of delaying, deferring or preventing a change in control of our Company or other corporate action.
Series A Preferred Stock
Holders of Series A Preferred Stock are entitled to receive dividends on shares of Series A Preferred Stock equal, on an as-if-converted-to-Common-Stock basis, and in the same form as, dividends (if any) actually paid on shares of our Common Stock. Except as otherwise required by law, the Series A Preferred Stock does not have voting rights. However, as long as any shares of Series A Preferred Stock are outstanding, we will not, without the affirmative vote of the holders of a majority of the then outstanding shares of the Series A Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to the Series A Preferred Stock, or alter or amend the Certificate of Designation, (b) amend our certificate of incorporation or other charter documents in any manner that adversely affects any rights of the holders of Series A Preferred Stock, (c) issue additional shares of Series A Preferred Stock or increase the number of authorized shares of Series A Preferred Stock, (d) prior to the stockholder approval of the conversion of the Series A Preferred Stock into shares of our voting Common Stock, consummate a Fundamental Transaction (as defined in the Certificate of Designation) or a merger or consolidation of our company or stock sale or business combination in which our stockholders immediately prior to such transaction do not hold at least a majority of the capital stock immediately after such transaction, (e) authorize or issue any class or series of stock that is senior to the Series A Preferred Stock, or (f) enter into any agreement to effect any of the foregoing. The Series A Preferred Stock does not have a preference upon any liquidation, dissolution, or winding-up of our company.
Following stockholder approval of Proposal No. 1, each share of Series A Preferred Stock is automatically convertible into one (1) share of our voting Common Stock, subject to certain limitations, including that if a holder of Series A Preferred Stock was a holder of our non-voting Common Stock prior to the conversion, such holder would receive non-voting Common Stock in lieu of voting Common Stock to the extent the issuance of voting Common Stock to such holder would result in such holder, when aggregated with affiliates with whom such holder is required to aggregate beneficial ownership for purposes of Section 13(d) of the Exchange Act, beneficially owning (for purposes of Section 13(d) of the Exchange Act) more than 9.99% of our voting Common Stock.
Registration Rights
Certain holders of our voting Common Stock are entitled to rights with respect to the registration of these securities under the Securities Act. These rights are provided under the terms of an investor rights agreement between us and certain holders of our voting Common Stock (the “Investor Rights Agreement Parties”). The investor rights agreement includes demand registration rights, short-form registration rights, and piggyback registration rights. All fees, costs and expenses of underwritten registrations under this agreement will be borne by us and all selling expenses, including underwriting discounts and selling commissions, will be borne by the holders of the shares being registered.
Demand registration rights
Certain holders of our voting Common Stock are entitled to demand registration rights. Under the terms of the investor rights agreement, we will be required, upon the written request of a majority of holders of the registrable securities then outstanding that would result in an aggregate offering price of at least $10.0 million, to file a registration statement and to use commercially reasonable efforts to effect the registration of all or a portion of these shares for public resale.

Short-form registration rights
Certain holders of our voting Common Stock are also entitled to short-form registration rights. Pursuant to the investor rights agreement, if we are eligible to file a registration statement on Form S-3, upon the written request of at least 20% in interest of these holders to sell registrable securities at an aggregate price of at least $3.0 million, we will be required to use commercially reasonable efforts to effect a registration of such shares. We are required to effect only two registrations in any twelve-month period pursuant to this provision of the investor rights agreement.
Piggyback registration rights
Pursuant to the investor rights agreement, if we register any of our securities either for our own account or for the account of other security holders, certain holders of our voting Common Stock are entitled to include their shares in the registration. Subject to certain exceptions contained in the investor rights agreement, we and the underwriters may limit the number of shares included in the underwritten offering to the number of shares which we and the underwriters determine in our sole discretion will not jeopardize the success of the offering.
Indemnification
Our investor rights agreement contains customary cross-indemnification provisions, under which we are obligated to indemnify holders of registrable securities in the event of material misstatements or omissions in the registration statement attributable to us, and they are obligated to indemnify us for material misstatements or omissions attributable to them.
Expiration of registration rights
The demand registration rights and short-form registration rights granted under the investor rights agreement will terminate on the earlier of (i) the fifth anniversary of the completion of our initial public offering and (ii) such time following our initial public offering as Rule 144 promulgated under the Securities Act or another similar exemption under the Securities Act is available for the sale of all of the Investors Rights Agreement Parties’ shares without limitation during a three-month period without registration.
Anti-takeover effects of our certificate of incorporation and bylaws and Delaware Law
Our certificate of incorporation and bylaws include a number of provisions that may have the effect of delaying, deferring or preventing another party from acquiring control of us and encouraging persons considering unsolicited tender offers or other unilateral takeover proposals to negotiate with our Board of Directors rather than pursue non-negotiated takeover attempts. These provisions include the items described below.
Board composition and filling vacancies
Our certificate of incorporation provides for the division of our Board of Directors into three classes serving staggered three-year terms, with one class being elected each year. Our certificate of incorporation also provides that directors may be removed only for cause and then only by the affirmative vote of the holders of two-thirds or more of the shares then entitled to vote at an election of directors. Furthermore, any vacancy on our Board of Directors, however occurring, including a vacancy resulting from an increase in the size of our Board of Directors, may only be filled by the affirmative vote of a majority of our directors then in office even if less than a quorum. The classification of directors, together with the limitations on removal of directors and treatment of vacancies, has the effect of making it more difficult for stockholders to change the composition of our Board of Directors.
No written consent of stockholders
Our certificate of incorporation provides that all stockholder actions are required to be taken by a vote of the stockholders at an annual or special meeting, and that stockholders may not take any action by written consent in lieu of a meeting. This limit may lengthen the amount of time required to take stockholder actions and would prevent the amendment of our bylaws or removal of directors by our stockholders without holding a meeting of stockholders.

Meetings of stockholders
Our certificate of incorporation and bylaws provide that only a majority of the members of our Board of Directors then in office may call special meetings of stockholders and only those matters set forth in the notice of the Special Meeting may be considered or acted upon at a Special Meeting of stockholders. Our bylaws limit the business that may be conducted at an annual meeting of stockholders to those matters properly brought before the meeting.
Advance notice requirements
Our bylaws establish advance notice procedures with regard to stockholder proposals relating to the nomination of candidates for election as directors or new business to be brought before meetings of our stockholders. These procedures provide that notice of stockholder proposals must be timely given in writing to our corporate secretary prior to the meeting at which the action is to be taken. Generally, to be timely, notice must be received at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary date of the annual meeting for the preceding year provided, however, that in the event the annual meeting is first convened more than 30 days before or more than 60 days after such anniversary date, or if no annual meeting were held in the preceding year, notice by the stockholder to be timely must be received at our principal executive offices not later than the close of business on the later of the 90th day prior to the scheduled date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. Our bylaws specify the requirements as to form and content of all stockholders’ notices. These requirements may preclude stockholders from bringing matters before the stockholders at an annual or special meeting.
Amendment to certificate of incorporation and bylaws
Any amendment of our certificate of incorporation must first be approved by a majority of our Board of Directors, and if required by law or our certificate of incorporation, must thereafter be approved by a majority of the outstanding shares entitled to vote on the amendment and a majority of the outstanding shares of each class entitled to vote thereon as a class, except that the amendment of the provisions relating to stockholder action, board composition, and limitation of liability must be approved by not less than two-thirds of the outstanding shares entitled to vote on the amendment, and not less than two-thirds of the outstanding shares of each class entitled to vote thereon as a class. Our bylaws may be amended by the affirmative vote of a majority of the directors then in office, subject to any limitations set forth in the bylaws; and may also be amended by the affirmative vote of a majority of the outstanding shares entitled to vote on the amendment, voting together as a single class, except that the amendment of the provisions relating to notice of stockholder business and nominations and special meetings must be approved by not less than two-thirds of the outstanding shares entitled to vote on the amendment, and not less than two-thirds of the outstanding shares of each class entitled to vote thereon as a class, or, if our Board of Directors recommends that the stockholders approve the amendment, by the affirmative vote of the majority of the outstanding shares entitled to vote on the amendment, in each case voting together as a single class.
Undesignated Preferred Stock
Our certificate of incorporation provides for 10,000,000 authorized shares of preferred stock, 5,000,000 of which have been designated as Series A Preferred Stock. The existence of authorized but unissued shares of preferred stock may enable our Board of Directors to discourage an attempt to obtain control of us by means of a merger, tender offer, proxy contest or otherwise. For example, if in the due exercise of its fiduciary obligations, our Board of Directors were to determine that a takeover proposal is not in the best interests of our stockholders, our Board of Directors could cause shares of preferred stock to be issued without stockholder approval in one or more private offerings or other transactions that might dilute the voting or other rights of the proposed acquirer or insurgent stockholder or stockholder group. In this regard, our certificate of incorporation grants our Board of Directors broad power to establish the rights and preferences of authorized and unissued shares of preferred stock. The issuance of shares of preferred stock could decrease the amount of earnings and assets available for distribution to holders of shares of Common Stock. The issuance may also adversely affect the rights and powers, including voting rights, of these holders and may have the effect of delaying, deterring or preventing a change in control of us.

Exclusive Forum
Our bylaws provide that, unless we consent in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for any state law claims for: (1) any derivative action or proceeding brought on our behalf; (2) any action asserting a claim of breach of a fiduciary duty owed by any of our directors, officers and employees to us or our stockholders; (3) any action asserting a claim arising pursuant to the Delaware General Corporation Law or our certificate of incorporation or bylaws (including the interpretation, validity or enforceability thereof) or (4) any action asserting a claim that is governed by the internal affairs doctrine; provided, however, that this provision shall not apply to any causes of action arising under the Securities Act or Exchange Act. In addition, our bylaws provide that, unless we consent in writing to an alternative forum, the federal district courts of the United States shall be the sole and exclusive forum for resolving any complaint asserting a cause of action under the Securities Act, or the Federal Forum Provision. Any person or entity purchasing or otherwise acquiring any interest in our securities shall be deemed to have notice of and consented to these forum provisions. These forum provisions may impose additional costs on stockholders, may limit our stockholders’ ability to bring a claim in a forum they find favorable, and the designated courts may reach different judgments or results than other courts. In addition, there is uncertainty as to whether our Federal Forum Provision will be enforced, which may impose additional costs on us and our stockholders.
Section 203 of the Delaware General Corporation Law
We are subject to the provisions of Section 203 of the Delaware General Corporation Law. In general, Section 203 prohibits a publicly held Delaware corporation from engaging in a “business combination” with an “interested stockholder” for a three-year period following the time that this stockholder becomes an interested stockholder, unless the business combination is approved in a prescribed manner. Under Section 203, a business combination between a corporation and an interested stockholder is prohibited unless it satisfies one of the following conditions:
•	before the stockholder became interested, our Board of Directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;
•
upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding, shares owned by persons who are directors and also officers, and employee stock plans, in some instances, but not the outstanding voting stock owned by the interested stockholder; or

•
at or after the time the stockholder became interested, the business combination was approved by our Board of Directors and authorized at an annual or special meeting of the stockholders by the affirmative vote of at least two-thirds of the outstanding voting stock which is not owned by the interested stockholder.

Section 203 defines a business combination to include:
•	any merger or consolidation involving the corporation and the interested stockholder;
•	any sale, transfer, lease, pledge or other disposition involving the interested stockholder of 10% or more of the assets of the corporation;
•	subject to exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder;
•
subject to exceptions, any transaction involving the corporation that has the effect of increasing the proportionate share of the stock of any class or series of the corporation beneficially owned by the interested stockholder; and

•	the receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges, or other financial benefits provided by or through the corporation.
In general, Section 203 defines an interested stockholder as any entity or person beneficially owning 15% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling or controlled by the entity or person.

Listing on the Nasdaq Global Market
Our Common Stock is listed on the Nasdaq Global Market under the symbol “IKNA.”
Transfer Agent and Registrar
The transfer agent and registrar for our Common Stock is Computershare Trust Company, N.A. The transfer agent and registrar’s address is 150 Royall Street, Canton, Massachusetts 02021, and its telephone number is (800) 962-4284.

PRINCIPAL STOCKHOLDERS
The following table sets forth information, to the extent known by us or ascertainable from public filings, with respect to the beneficial ownership of our Common Stock as of September 8, 2023 by:
•	each of our directors;
•	each of our named executive officers;
•	all of our directors and executive officers as a group; and
•	each person, or group of affiliated persons, who is known by us to beneficially own greater-than-5.0% of our Common Stock.
The column entitled “Shares Beneficially Owned” is based on a total of 43,833,484 shares of our Common Stock outstanding as of September 8, 2023.
Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our Common Stock. Shares of our Common Stock subject to options that are currently exercisable or exercisable within 60 days of September 8, 2023 are considered outstanding and beneficially owned by the person holding the options for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. The shares of Common Stock issuable upon conversion of the Series A Preferred Stock are excluded for the purpose of calculating the percentage ownership as the holders do not presently have the unconditional right to convert the Series A Preferred Stock into Common Stock within 60 days. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our Common Stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise indicated in the table below, addresses of named beneficial owners are in care of Ikena Oncology, Inc., 645 Summer Street, Suite 101, Boston, Massachusetts 02210.
Name and address of beneficial owner(1)	Shares beneficially owned
	Number of Voting Shares	Number of Non- Voting Shares	Number of Series A Preferred Shares	Percentage
> 5% Stockholders:
Entities affiliated with OrbiMed Advisors LLC(2)	3,186,166	6,368,587	353,192	21.80%
Entities affiliated with Atlas Venture(3)	5,018,178	—	—	11.45%
Entities affiliated with FMR LLC(4)	3,724,575	—	—	8.50%
Entities affiliated with Biotechnology Value Fund, L.P.(5)	2,503,071	—	—	5.71%
Omega Fund VI, L.P.(6)	2,249,123	—	—	5.13%

Named Executive Officers and Directors:
Mark Manfredi, Ph.D.(7)	1,339,037	—	—	2.96%
Jotin Marango, M.D., Ph.D.(8)	148,949	—	—	*
Sergio Santillana, M.D., M.Sc., MBA(9)	309,590	—	—	*
David Bonita, M.D.(2)	19,568	—	—	*
Iain D. Dukes, D.Phil.(10)	260,572	—	—	*
Jean-François Formela, M.D.(3)	19,568	—	—	*
Maria Koehler, M.D.(11)	37,460	—	—	*
Otello Stampacchia, Ph.D.(6)	19,568	—	—	*
Richard Wooster, Ph.D.(12)	23,152	—	—	*
Owen Hughes	—	—	—	*
All executive officers and directors as a group (12 persons)(13)	2,770,532	—	—	5.95%
*	Represents beneficial ownership of less than one percent.
(1)	Unless otherwise indicated, the address for each beneficial owner is c/o Ikena Oncology, Inc., 645 Summer Street, Suite 101, Boston, Massachusetts 02210.

(2)
Information herein is based on the Schedule 13D/A filed with the SEC on August 16, 2021 and the Form 4 filed with the SEC on June 22, 2022 by OrbiMed Advisors LLC (“OrbiMed Advisors”), OrbiMed Capital GP VI LLC (“OrbiMed GP”), OrbiMed Genesis GP LLC (“OrbiMed Genesis GP”), and OrbiMed Capital LLC (“OrbiMed Capital”) (collectively, the “Reporting Persons”) and represents the shares issued pursuant to the Pionyr Acquisition Agreement. OrbiMed Private Investments VI, LP, (“OPI VI”) holds 2,098,097 shares of voting Common Stock, 5,582,144 shares of non-voting Common Stock and 353,192 of shares of Common Stock issuable upon the conversion of Series A Preferred Stock. The conversion of the Series A Preferred Stock into voting Common Stock is initially subject to a 9.99% blocker. OrbiMed GP is the general partner of OPI VI, pursuant to the terms of the limited partnership agreement of OPI VI, and OrbiMed Advisors is the managing member of OrbiMed GP, pursuant to the terms of the limited liability company agreement of OrbiMed GP. As a result, OrbiMed Advisors and OrbiMed GP share power to direct the vote and disposition of the Shares held by OPI VI and may be deemed directly or indirectly, including by reason of their mutual affiliation, to be the beneficial owners of the Shares held by OPI VI. OrbiMed Advisors exercises this investment and voting power through a management committee comprised of Carl L. Gordon, Sven H. Borho, and W. Carter Neild, each of whom disclaims beneficial ownership of the Shares held by OPI VI. OrbiMed Genesis Master Fund, L.P. (“OrbiMed Genesis”) holds 91,014 shares of voting Common Stock and 157,288 shares of non-voting Common Stock. OrbiMed Genesis GP is the general partner of OrbiMed Genesis, pursuant to the terms of the limited partnership agreement of OrbiMed Genesis, and OrbiMed Advisors is the managing member of OrbiMed Genesis GP, pursuant to the terms of the limited liability company agreement of OrbiMed Genesis GP. As a result, OrbiMed Advisors and OrbiMed Genesis GP share power to direct the vote and disposition of the Shares held by OrbiMed Genesis and may be deemed, directly or indirectly, including by reason of their mutual affiliation, to be the beneficial owners of the Shares held by OrbiMed Genesis. OrbiMed Advisors exercises this investment and voting power through a management committee comprised of Carl L. Gordon, Sven H. Borho, and W. Carter Neild, each of whom disclaims beneficial ownership of the Shares held by OrbiMed Genesis. Worldwide Healthcare Trust PLC (“WWH”) holds 997,055 shares of voting Common Stock and 629,155 shares of non-voting Common Stock. OrbiMed Capital is the investment advisor of WWH. As a result, OrbiMed Capital has the power to direct the vote and disposition of the Shares held by WWH and may be deemed directly or indirectly, including by reason of mutual affiliation, to be the beneficial owner of the Shares held by WWH. OrbiMed Capital exercises this investment and voting power through a management committee comprised of Carl L. Gordon, Sven H. Borho, and W. Carter Neild, each of whom disclaims beneficial ownership of the Shares held by WWH. The principal business address of these entities is c/o OrbiMed Advisors LLC, 601 Lexington Avenue 54th Floor, New York, NY 10022.

(3)
Information herein is based on the Schedule 13D filed with the SEC on February 11, 2022 by (i) Atlas Venture Fund X, L.P., a Delaware limited partnership (“Atlas X”), (ii) Atlas Venture Associates X, L.P., a Delaware limited partnership (“AVA X LP”), (iii) Atlas Venture Associates X, LLC, a Delaware limited liability company (“AVA X LLC” and together with Atlas X and AVA X LP, the “Fund X Reporting Persons”), (iv) Atlas Venture Fund XI, L.P., a Delaware limited partnership (“Atlas XI”), (v) Atlas Venture Associates XI, L.P., a Delaware limited partnership (“AVA XI LP”), (vi) Atlas Venture Associates XI, LLC, a Delaware limited liability company (“AVA XI LLC” and together with Atlas XI and AVA XI LP, the “Fund XI Reporting Persons”) (vii) Atlas Venture Opportunity Fund I, L.P., a Delaware limited partnership (“AVOF”), (viii) Atlas Venture Associates Opportunity I, L.P., a Delaware limited partnership (“AVAO LP”) and (ix) Atlas Venture Associates Opportunity I, LLC, a Delaware limited liability company (“AVAO LLC” and together with AVOF and AVAO LP, the “Opportunity Fund Reporting Persons” and together with the Fund X Reporting Persons and Fund XI Reporting Persons, the “Reporting Persons”). Atlas X is the record owner of 2,901,609 shares of voting Common Stock. AVA X LP is the general partner of Atlas X and AVA X LLC is the general partner of AVA X LP. Each of Atlas X, AVA X LP and AVA X LLC has shared voting and dispositive power over the shares held by Atlas X. As such, each of Atlas X, AVA X LP and AVA X LLC may be deemed to beneficially own the shares held by Atlas X. Atlas XI is the record owner of 1,241,935 shares of Common Stock. AVA XI LP is the general partner of Atlas XI and AVA XI LLC is the general partner of AVA XI LP. Each of Atlas XI, AVA XI LP and AVA XI LLC has shared voting and dispositive power over the shares held by Atlas XI. As such, each of Atlas XI, AVA XI LP and AVA XI LLC may be deemed to beneficially own the shares held by Atlas XI. AVOF is the record owner of 874,634 shares of Common Stock. AVAO LP is the general partner of AVOF and AVAO LLC is the general partner of AVAO LP. Each of AVOF, AVAO LP and AVAO LLC has shared voting and dispositive power over the shares held by AVOF. As such, each of AVOF, AVAO LP and AVAO LLC may be deemed to beneficially own the shares held by AVOF. The address of the principal place of business of each of the Reporting Persons is c/o 300 Technology Square, 8th Floor, Cambridge, Massachusetts 02139.

(4)
Information herein is based on the Schedule 13G/A filed with the SEC on January 10, 2023 by FMR LLC. Fidelity Management & Research Company LLC, or FMR Co. LLC, beneficially own shares reported in this filing. FMR Co. LLC beneficially owns five percent or greater of the outstanding shares reported in this filing. Abigail P. Johnson is a Director, the Chairman, and the Chief Executive Officer of FMR LLC. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act, or the Fidelity Funds, advised by FMR Co. LLC, a wholly owned subsidiary of FMR LLC, which power resides with the Fidelity Funds’ Boards of Trustees. FMR Co. LLC carries out the voting of the shares under written guidelines established by the Fidelity Funds’ Boards of Trustees. This information reflects the securities beneficially owned, or that may be deemed to be beneficially owned, by FMR LLC, certain of its subsidiaries and affiliates, and other companies, collectively referred to as the FMR Reporters. This information does not reflect securities, if any, beneficially owned by certain other companies whose beneficial ownership of securities is disaggregated from that of the FMR Reporters in accordance with Securities and Exchange Commission Release No. 34-39538 (January 12, 1998). The address of the entities and individuals listed above is 245 Summer Street, Boston, Massachusetts 02210.

(5)
Information herein is based on the Schedule 13G/A filed with the SEC on February 14, 2023 by Biotechnology Value Fund, L.P. (“BVF”). Consists of (i) 1,358,593 shares beneficially owned by BVF, (ii) 985,501 shares beneficially owned by BVF2 and (iii) 130,823 shares beneficially owned by Trading Fund OS. BVF GP, as the general partner of BVF, may be deemed to beneficially own the 1,358,593 shares beneficially owned by BVF. BVF2 GP, as the general partner of BVF2, may be deemed to beneficially own the 985,501 Shares beneficially owned by BVF2. Partners OS, as the general partner of Trading Fund OS, may be deemed to beneficially own the 130,823 shares beneficially owned by Trading Fund OS. BVF GPH, as the sole member of each of BVF GP and BVF2 GP, may be deemed to beneficially own the 2,344,094 shares beneficially owned in the aggregate by BVF and BVF2. Partners, as the investment manager of BVF, BVF2 and Trading Fund OS, and the sole member of Partners OS, may be deemed to beneficially own the 2,503,071 shares beneficially owned in the aggregate by BVF, BVF2 and Trading Fund OS and held in a certain Partners managed account (the “Partners Managed Account”), including 28,154 shares held in the Partners Managed Account. BVF Inc., as the general partner of Partners, may be deemed to beneficially own the 2,503,071 shares beneficially owned by Partners. Mr. Lampert, as a director and officer of BVF Inc., may be deemed to beneficially own the 2,503,071 shares beneficially owned by BVF Inc. BVF GP disclaims beneficial ownership of the shares beneficially owned by BVF. BVF2 GP disclaims beneficial ownership of the shares beneficially owned by BVF2. Partners OS disclaims beneficial ownership of the shares beneficially owned by Trading Fund OS. BVF GPH disclaims beneficial ownership of the shares beneficially owned by BVF and BVF2. Each of Partners, BVF Inc. and Mr. Lampert disclaims beneficial ownership of the shares beneficially owned by BVF, BVF2 and Trading Fund OS and held in the Partners Managed Account. The address of the principal business office of BVF, BVF GP, BVF2, BVF2 GP, BVF GPH, and Partners is 44 Montgomery St., 40th Floor, San Francisco, California 94104 and the address of the principal business office of Trading Fund OS and Partners OS is PO Box 309 Ugland House, Grand Cayman, KY1-1104, Cayman Islands.
(6)
Information herein is based on the Schedule 13G filed with the SEC on February 14, 2022 by Omega Fund VI, L.P. (“Omega Fund”), Omega Fund VI GP, L.P. (“Omega GP”), Omega Fund VI GP Manager, Ltd. (“Omega Ltd”), Claudio Nessi (“Nessi”), Otello Stampacchia (“Stampacchia”), and Anne-Mari Paster (“Paster”) (together, the “Reporting Persons”). Omega Fund owns 2,249,123 shares of voting Common Stock. Omega Ltd serves as the general partner of Omega GP, which serves as the general partner of Omega Fund, and each of Omega GP and Omega Ltd may be deemed to own beneficially the shares held by Omega Fund. Nessi, Stampacchia, and Paster are the directors of Omega Ltd and may be deemed to beneficially own the shares held by Omega Fund. Each of the Reporting Persons disclaims beneficial ownership of the shares of voting Common Stock held by Omega Fund except to the extent of his, her or its pecuniary interest therein. The address of the principal business office of Omega Fund, Omega GP, Omega Ltd, Nessi, Stampacchia, and Paster, is c/o Omega Fund Management, LLC, 888 Boylston Street, Suite 1111, Boston, MA 02199.

(7)	Consists of options to purchase 1,339,037 shares of our voting Common Stock that are exercisable within 60 days of September 8, 2023.
(8)	Consists of options to purchase 148,949 shares of our voting Common Stock that are exercisable within 60 days of September 8, 2023.
(9)	Consists of options to purchase 309,590 shares of our voting Common Stock that are exercisable within 60 days of September 8, 2023.
(10)	Consists of options to purchase 260,572 shares of our voting Common Stock that are exercisable within 60 days of September 8, 2023.
(11)	Consists of options to purchase 37,460 shares of our voting Common Stock that are exercisable within 60 days of September 8, 2023.
(12)	Consists of options to purchase 23,152 shares of our voting Common Stock that are exercisable within 60 days of September 8, 2023.
(13)	Consists of 44,475 shares of our voting Common Stock and options to purchase 2,770,532 shares of our voting Common Stock that are exercisable within 60 days of September 8, 2023.

HOUSEHOLDING
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement, may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you upon written or oral request to Ikena Oncology, Inc., 645 Summer Street, Suite 101, Boston, Massachusetts 02210, Attention: Corporate Secretary, telephone 857-273-8342. If you want to receive separate copies of the proxy statement or annual reports to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.
STOCKHOLDER PROPOSALS
A stockholder who would like to have a proposal considered for inclusion in our 2024 proxy statement must submit the proposal in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act so that it is received by us no later than December 30, 2023. However, if the date of the 2024 Annual Meeting of Stockholders is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2024 Annual Meeting of Stockholders. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to Ikena Oncology, Inc., 645 Summer Street, Suite 101, Boston, Massachusetts 02210, Attention: Corporate Secretary.
To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934 no later than April 10, 2024.
If a stockholder wishes to propose a nomination of persons for election to our Board of Directors or present a proposal at an annual meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, our bylaws establish an advance notice procedure for such nominations and proposals. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the Board of Directors or by a stockholder of record on the record date for the meeting, who is entitled to vote at the meeting and who has delivered timely notice in proper form to our corporate secretary of the stockholder’s intention to bring such business before the meeting.
The required notice must be in writing and received by our corporate secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs. For stockholder proposals to be brought before the 2024 Annual Meeting of Stockholders, the required notice must be received by our corporate secretary at our principal executive offices no earlier than February 10, 2024 and no later than March 11, 2024 Stockholder proposals and the required notice should be addressed to Ikena Oncology, Inc., 645 Summer Street, Suite 101, Boston, Massachusetts 02210, Attention: Corporate Secretary.
OTHER MATTERS
Our Board of Directors does not know of any other matters to be brought before the Special Meeting. If any other matters not mentioned in this proxy statement are properly brought before the meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

IKENA ONCOLOGY

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/IKNA2023SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V23502-Z86127

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

IKENA ONCOLOGY, INC.

To transact any other business that may properly come before the meeting or any adjournment of the meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V23503-Z86127

IKENA ONCOLOGY, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

SPECIAL MEETING OF STOCKHOLDERS
OCTOBER 11, 2023 9:00 A.M. EASTERN TIME

The stockholder(s) hereby appoint(s) Mark Manfredi, Ph.D. and Jotin Marango, M.D., Ph.D., or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Ikena Oncology, Inc. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 9:00 a.m., Eastern Time on October 11, 2023 via Internet at www.virtualshareholdermeeting.com/IKNA2023SM and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

CONTINUED AND TO BE SIGNED ON REVERSE SIDE